UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

GSI COMMERCE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-491-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 9, 2011, GSI Commerce, Inc. (the “Company”) issued a press release relating to the end of the “go-shop” period, early termination of antitrust waiting period and the establishment of a record date and meeting date for the special meeting of its stockholders to consider and vote upon the proposal to adopt the previously announced merger agreement, entered into on March 27, 2011, among the Company, eBay Inc. (“eBay”) and Gibraltar Acquisition Corp., a wholly owned subsidiary of eBay. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 GSI Commerce, Inc. Press Release dated May 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

May 9, 2011	By:	/s/ Michael R. Conn
Name: Michael R. Conn
Title: Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	GSI Commerce, Inc. Press Release dated May 9, 2011